Exhibit 10.6

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT

This AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), entered into as of 2020 (the “Amendment Effective Date”), is entered into by and between LianBio, a corporation organized and existing under the laws of the Cayman Islands (“Licensee”), and QED Therapeutics, Inc. a Delaware corporation, a Delaware corporation (“Company”). Licensee and Company are each referred to herein individually as a “Party”, and collectively as the “Parties.”

INTRODUCTION

WHEREAS, Licensee and QED entered into an Exclusive License Agreement, dated October 16, 2019 (the “License Agreement”) for the Development, Manufacture, and Commercialization of Licensed Products in the Field in the Territory, which includes the territories of the PRC, Macau, Hong Kong, Taiwan, Thailand, Singapore, and South Korea; and

WHEREAS, the Parties wish to amend the License Agreement to (a) retain all of Licensee’s rights and licenses to the Licensed Technology, the Compound, and Licensed Products under the License Agreement with respect to the territories of the PRC, Macau, and Hong Kong, (b) revert back to Company all of Licensee’s rights and licenses to the Licensed Technology, the Compound, and Licensed Products under the License Agreement with respect to the territories of Taiwan, Thailand, Singapore, and South Korea, and (c) amend certain of Licensee’s Development commitments under the License Agreement, each as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.	Capitalized Terms. Any capitalized term used in this Amendment but not otherwise defined will have the meaning as defined in the License Agreement.

2.	Definitions. In Article 1 of the License Agreement:

a.	The term and definition of “Bladder Cancer Trials” is hereby deleted in its entirety.

b.	The definition of “Territory” is hereby amended and replaced in its entirety as follows:

“Territory” means the PRC, Macau, and Hong Kong.

3.

Effect of Amendment to Territory. The Parties hereby agree that as a result of and in accordance with the amendment set forth above in Section 2(b), (a) Licensee shall retain all its rights and licenses to the Licensed Technology, the Compound, and Licensed Products under the License Agreement with respect to the territories of the PRC, Macau, and Hong Kong, and (b) all of Licensee’s rights and licenses to the Licensed Technology, the Compound, and Licensed Products under the License Agreement with respect to the territories of Taiwan, Thailand, Singapore, and South Korea shall revert back to Company.

4.	Specific Clinical Studies. Section 3.2(a) of the License Agreement is hereby amended and replaced in its entirety as follows:

Specific Clinical Studies. The Development Plan shall provide that, among other things, Licensee will (i) commit [***] to (A) fund Clinical Studies in the Field in the Territory of the Licensed Product for [***] (“[***] Trials”) and (B) reimburse Company for [***]; (ii) enroll [***] patients in the Territory in [***] Trials and [***] patients in Clinical Studies in the Field in the Territory of the Licensed Product; (iii) initiate a proof of concept Phase 2 Study in the Territory of the Licensed Product for [***] in accordance with the Development Plan (“[***] Phase 2 Trial”); and (iv) upon successful completion of the [***] Phase 2 Trial, subject to the approval of the JSC, lead a global registrational Clinical Study in the Territory of the Licensed Product for [***].

5.	Cost of [***] Patients. A new Section 3.8 is hereby added to the License Agreement as follows:

Section 3.8. Cost of [***] Patients in the Territory. Licensee will be responsible for all costs and expenses incurred by or on behalf of it or its Affiliates in relation to patients enrolled by Licensee or its Affiliates in the Clinical Studies of the Licensed Product in the Territory for any [***] indications. Company will be responsible for any costs and expenses incurred by or on behalf of it or its Affiliates to support or otherwise in relation to the Development of the Compound or Licensed Products in the Field in the Territory.

6.	Development Milestone Payment. The table in Section 6.1(c) of the License Agreement is hereby deleted and replaced in its entirety with the following table:

Development Milestone Event	Development Milestone Payment (in Dollars)
1. [***]	[***]
2. [***]	[***]
3. [***]	[***]
Total	[***]

7.	Exhibit C. Exhibit C of the License Agreement is hereby deleted and replaced in its entirety by Attachment A to this Amendment.

8.

Costs Incurred With Respect to [***] Prior to the Amendment Effective Date. Licensee and Company have settled all amounts owed to each other under the License Agreement for costs and expenses incurred by or on behalf of either Party or any of its Affiliates as of the Amendment Effective Date in the performance of their activities under the License Agreement. Starting from the Amendment Effective Date, Licensee will not be responsible, and Company will be solely responsible, for any and all costs and expenses in relation to any Clinical Studies, Development, Commercialization, or other exploitation of the Licensed Product with respect to any of [***].

9.

Waiver and Release. In connection with this Amendment, Company, for itself and its Affiliates, predecessors, successors, representatives, stockholders, directors, trustees, officers, employees, assigns and anyone claiming by, through or under the foregoing (each, a “Company Releasing Party”), hereby irrevocably, unconditionally and completely releases, acquits and forever discharges Licensee, and its respective Affiliates, predecessors, successors, representatives, stockholders, directors, officers, employees and assigns (each, a “Licensee Released Party”), from and against all past, present and future disputes, claims, controversies, demands, rights, obligations, liabilities, actions and causes of action of every kind and nature that a Company Releasing Party may have had in the past, may now have or may have in the future, whether directly or indirectly, against any Licensee Released Party for any breach or failure to perform any of its obligations under the License Agreement with respect of [***], including without limitation, Licensee’s obligation to (directly, or through its Affiliates, Sublicensees and contractors) use [***] to Develop the Licensed Products in the Field in [***] under Section 3.1 of the License Agreement.

10.

No Other Changes. All other original terms and conditions of the License Agreement, except as specifically amended herein, shall remain in full force and effect. Notwithstanding anything contained in this Amendment, Licensee shall retain all its rights and licenses to the Licensed Technology, the Compound, and Licensed Products under the License Agreement with respect to the territories of the PRC, Macau, and Hong Kong. To the extent there is a conflict between this Amendment and the License Agreement, the provisions of this Amendment shall control.

11.

Execution in Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail will be deemed to be original signatures.

[Remainder of this page intentionally blank.]

IN WITNESS WHEREOF, each Party has caused this Novation Agreement to be duly executed by its authorized representative under seal, in duplicate on the Amendment Effective Date.

QED THERAPEUTICS, INC.

/s/ Michael Henderson
Name: Michael Henderson
Title: Chief Executive Officer

LIANBIO

/s/ Bing Li
Name: Bing Li
Title: CEO

SIGNATURE PAGE OF THE AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT

Attachment A

Exhibit C

LICENSED PATENTS

[***]